EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES−OXLEY ACT OF 2002

In connection with the Annual Report of RoomLinX, Inc. (the "Company") on Form 10−KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael S. Wasik, Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES−OXLEY Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operation of the Company.

Date:	7/1/2008

By:	/s/ Michael S. Wasik
Michael S. Wasik
Chief Executive Officer and Chief Financial Officer